Statement of Additional Information (SAI) Supplement
American Century Asset Allocation Portfolios, Inc. (SAI dated December 1, 2018)
American Century Strategic Asset Allocations, Inc. (SAI dated December 1, 2018)
American Century Capital Portfolios, Inc. (SAIs dated March 1, 2019 and August 1, 2019)
American Century Growth Funds, Inc. (SAI dated April 1, 2019)
American Century Variable Portfolios, Inc. (SAI dated May 1, 2019)
American Century Mutual Funds, Inc. (SAI dated August 1, 2019)

Supplement dated September 13, 2019

The following replaces the entry for Jonathan S. Thomas in the Directors chart in the statement of additional information.

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Director	Other Directorships Held During Past 5 Years
Jonathan S. Thomas (1963)	Director	Since 2007	President and Chief Executive Officer, ACC (2007 to present). Also serves as Chief Executive Officer, ACS; Executive Vice President, ACIM; Director, ACC, ACIM and other ACC subsidiaries	117	BioMed Valley Discoveries, Inc.
The following replaces the entry for Jonathan S. Thomas in the Officers chart in the statement of additional information.

Name (Year of Birth)	Offices with the Funds	Principal Occupation(s) During the Past Five Years
Patrick Bannigan (1965)	President since 2019
Executive Vice President and Director, ACC (2012 to present); Chief Financial Officer, Chief Accounting Officer and Treasurer, ACC (2015 to present); Chief Operating Officer, ACC (2012-2015). Also serves as President, ACS; Vice President, ACIM; Chief Financial Officer, Chief Accounting Officer and/or Director, ACIM, ACS and other ACC subsidiaries

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